Exhibit 10.4

PASSAGE BIO, INC.

2020 EMPLOYEE STOCK PURCHASE PLAN

1.                                      Establishment of Plan.  Passage BIO, Inc. a Delaware corporation (the “Company”), proposes to grant options to purchase shares of Common Stock to eligible employees of the Company and its Participating Corporations pursuant to this Plan.  The Company intends this Plan to qualify as an “employee stock purchase plan” under Code Section 423 and this Plan will be so construed; provided that the Company may adopt sub-plans applicable to particular Participating Corporations which sub-plans may be designed to be outside the scope of Section 423 of the Code.  Subject to Section 14, a total of 434,000 shares of Common Stock is reserved for issuance under this Plan.  In addition, on each January 1 for the ten (10) calendar years immediately after the first Offering Date, the aggregate number of shares of Common Stock reserved for issuance under the Plan will be increased automatically by the number of shares equal to one (1%) of the total number of outstanding shares of all classes of the Company’s common stock on the immediately preceding December 31 (rounded down to the nearest whole share); provided that the Board or the Committee may in its sole discretion reduce the amount of the increase in any particular year; and provided, further, that the aggregate number of shares of Common Stock issued over the term of this Plan will not exceed 4,340,000.  The number of shares reserved for issuance under this Plan and the maximum number of shares that may be issued under this Plan will be subject to adjustments effected in accordance with Section 14 of this Plan. Capitalized terms not defined elsewhere in the text are defined in Section 27.

2.                                      Purpose.  The purpose of this Plan is to provide eligible employees of the Company and Participating Corporations with a means of acquiring an equity interest in the Company through payroll deductions, to enhance such employees’ sense of participation in the affairs of the Company and Participating Corporations, and to provide an incentive for continued employment.

3.                                      Administration.

(a)                           The Plan will be administered by the Compensation Committee of the Board or by the Board (as applicable, the “Committee”).  Subject to the provisions of this Plan and the limitations of Section 423 of the Code or any successor provision in the Code, all questions of interpretation or application of this Plan will be determined by the Committee and its decisions will be final and binding upon all Participants.  The Committee will have full and exclusive discretionary authority to construe, interpret, and apply the terms of the Plan, to determine eligibility and determine which entities will be Participating Corporations and whether an offer to Participating Corporations is intended to meet Code Section 423 requirements and to decide upon any and all claims filed under the Plan.  Every finding, decision, and determination made by the Committee will, to the full extent permitted by law, be final and binding upon all parties.  The Committee will have the authority to determine the Fair Market Value (which determination will be final, binding, and conclusive for all purposes) in accordance with Section 8 below and to interpret Section 8 of the Plan in connection with circumstances that impact the Fair Market Value.  Members of the Committee will receive no compensation for their services in connection with the administration of this Plan, other than standard fees as established from time to time by the Board for services rendered by Board members serving on the Board or its committees.  All expenses incurred in connection with the administration of this Plan will be paid by the Company.  For purposes of this Plan, the Committee may designate separate offerings under the Plan (the terms of which need not be identical) in which eligible employees of one or more Participating Corporations will participate, even if the dates of the applicable Offering Periods of each such offering are identical.  The Committee may also establish rules to govern transfers of employment among the Company and any Participating Corporation, consistent with the applicable requirements of Code Section 423 and the terms of the Plan.

(b)                           The Committee may adopt such rules, procedures, and sub-plans as are necessary or appropriate to permit the participation in the Plan by eligible employees who are citizens or residents of a jurisdiction and/or employed outside the United States, the terms of which sub-plans may take precedence over other provisions of this Plan, with the exception of the provisions in Section 1 above setting forth the number of shares of Common Stock reserved for issuance under the Plan; provided that unless otherwise superseded by the terms of such sub-plan, the provisions of this Plan will govern the operation of such sub-plan.  Further, the Committee is specifically authorized to adopt rules and procedures regarding the application of the definition of Compensation (as defined below) to Participants on payrolls outside of the United States, handling of payroll deductions and other contributions, taking of payroll deductions and making of other contributions to the Plan, establishment of bank or trust accounts to hold contributions, payment of interest, establishment of the exchange rate applicable to payroll deductions taken and other contributions made in a currency other than U.S. dollars, obligations to pay payroll tax, determination of beneficiary designation requirements, tax withholding procedures, and handling of stock certificates that vary with applicable local requirements.

4.                                      Eligibility.  Any employee of the Company or the Participating Corporations is eligible to participate in an Offering Period under this Plan, except that the Committee may exclude any or all of the following (other than where exclusion of such employees is prohibited by applicable law):

(a)                           employees who are not employed by the Company or a Participating Corporation prior to the beginning of such Offering Period or prior to such other time period as specified by the Committee;

(b)                           employees who are customarily employed for twenty (20) or less hours per week;

(c)                            employees who are customarily employed for five (5) months or less in a calendar year;

(d)                           (i) employees who are “highly compensated employees” of the Company or any Participating Corporation (within the meaning of Section 414(q) of the Code), or (ii) any employee who are “highly compensated employees” with compensation above a specified level, who is an officer and/or is subject to the disclosure requirements of Section 16(a) of the Exchange Act;

(e)                            employees who are citizens or residents of a foreign jurisdiction (without regard to whether they are also a citizen of the United States or a resident alien (within the meaning of Section 7701(b)(1)(A) of the Code)) if either (i) such employee’s participation is prohibited under the laws of the jurisdiction governing such employee, or (ii) compliance with the laws of the foreign jurisdiction would violate the requirements of Section 423 of the Code;

(f)                             individuals who provide services to the Company or any of its Participating Corporations as independent contractors who are reclassified as common law employees for any reason except for federal income and employment tax purposes.

The foregoing notwithstanding, employees who, together with any other person whose stock would be attributed to such employee pursuant to Section 424(d) of the Code, own stock or hold options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Participating Corporations or who, as a result of being granted an option under this Plan with respect to such Offering Period, would own stock or hold options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Participating Corporations may not participate.

5.                                      Offering Dates.

(a)                           While the Plan is in effect, the Committee will determine the duration and commencement date of each Offering Period and Purchase Period, provided that an Offering Period will in no event be longer than twenty-seven (27) months, except as otherwise provided by an applicable subplan and no Purchase Period will end later that the last day of the Offering Period in which it begins. Offering Periods may be consecutive or overlapping.  Each Offering Period may consist of one or more Purchase Periods during which payroll deductions of Participants are accumulated under this Plan.  Purchase Periods will be consecutive.  The Committee shall have the power to change these terms as provided in Section 25 below.

(b)                           Unless otherwise determined by the Committee, (i) the initial Offering Period (the “Initial Offering Period”) shall commence on the Effective Date and end November 15th, 2020 and the Initial Purchase Period (the “Initial Purchase Period”) shall commence on the Effective Date and end on November 15th, 2020 and (ii) each subsequent Offering Period shall commence on each consecutive November 16th and May 16th, with each such Offering Period consisting of a single six (6)-month Purchase Period ending on May 15th and November 15th, respectively.  The Committee shall have the power to change these terms as provided in Section 25 below.

6.                                      Participation in this Plan.

(a)                           Enrollment in Initial Offering Period. Any employee who is an eligible employee determined in accordance with Section 4 immediately prior to the Initial Offering Period will be automatically enrolled in the Initial Offering Period at a contribution level equal to fifteen percent (15%) of Compensation (the “Initial Contribution Level”).  A Participant that is automatically enrolled in the Initial Offering Period pursuant to this section will be entitled to continue to participate in the Initial Offering Period only if such Participant submits a subscription agreement in a form determined by the Administrator, or electronic representation thereof, to the Company and/or an authorized third party administrator (the “Third Party Administrator”) authorizing his or her contributions and confirming or changing his or her contribution rate (i) no earlier than the date on which an effective registration statement pursuant to Form S-8 is filed with respect to the issuance of Common Stock under this Plan, and (ii) within thirty-one (31) days after the filing of such Form S-8, or such longer time as may be determined by the Company (the “Initial Offering Period Window”).  If a Participant that is automatically enrolled in the Initial Offering Period fails to submit a subscription agreement, or electronic representation thereof, during the Initial Offering Period Window, such Participant’s participation in the Initial Offering Period will be automatically terminated and he or she will be withdrawn from the Initial Offering Period.

(b)                           Enrollment in Subsequent Offering Periods.  With respect to Offering Periods after the Initial Offering Period, an eligible employee determined in accordance with Section 4 may elect to become a Participant by submitting a subscription agreement, or electronic representation thereof, to the Company and/or via the Third Party Administrator’s standard process, prior to the commencement of the Offering Period to which such agreement relates in accordance with such rules as the Committee may determine.

(c)                            Continued Enrollment in Offering Periods.  Once an employee becomes a Participant in an Offering Period (including, with respect to the Initial Offering Period, provided a Participant who is automatically enrolled submits a subscription agreement, or electronic representation thereof, within the Initial Offering Period Window), then such Participant will automatically participate in each subsequent Offering Period commencing immediately following the last day of such prior Offering Period at the same contribution level unless the Participant withdraws or is deemed to withdraw from this Plan or terminates further participation in the Offering Period as set forth in Section 11 below or otherwise notifies the Company of a change in the Participant’s contribution level by filing an additional subscription agreement or electronic representation thereof with the Company and/or the Third Party Administrator, prior to the next Offering Period.  A Participant that is automatically enrolled in a subsequent Offering Period pursuant to this section (i) is not required to file any additional subscription agreement in order to continue participation in this Plan, and (ii) will be deemed to have accepted the terms and conditions of the Plan, any sub-plan, and subscription agreement in effect at the time each subsequent Offering Period begins, subject to Participant’s right to withdraw from the Plan in accordance with the withdrawal procedures in effect at the time.

7.                                      Grant of Option on Enrollment.  Becoming a Participant with respect to an Offering Period will constitute the grant (as of the Offering Date) by the Company to such Participant of an option to purchase on the Purchase Date up to that number of shares of Common Stock determined by a fraction the numerator of which is the amount of the contribution level for such Participant multiplied by such Participant’s Compensation (as defined in Section 9 below) during such Purchase Period and the denominator of which is eighty-five percent (85%) of the lower of (a)  the Fair Market Value on the Offering Date or (b)  the Fair Market Value on the Purchase Date, but in no event less than the par value of a share; provided, however, that for the Purchase Period within the Initial Offering Period, the numerator will be the Initial Contribution Level of the Participant’s Compensation for such Purchase Period, or such lower percentage as determined by the Committee prior to the Effective Date or pursuant to a Participant’s election to change the amount as set forth in Section 6(a) above; and provided, further, that the number of shares of Common Stock subject to any option granted pursuant to this Plan will not exceed the lesser of (x) the maximum number of shares set by the Committee pursuant to Section 10(b) below with respect to the applicable Purchase Date or (y) the maximum number of shares which may be purchased pursuant to Section 10(a) below with respect to the applicable Purchase Date.

8.                                      Purchase Price.  The Purchase Price in any Offering Period will be eighty-five percent (85%) of the lesser of:

(a)                           the Fair Market Value on the Offering Date or

(b)                           the Fair Market Value on the Purchase Date.

9.                                      Payment of Purchase Price; Payroll Deduction Changes; Share Issuances.

(a)                           The Purchase Price of the shares is accumulated by regular payroll deductions made during each Offering Period, unless the Committee determines that contributions may be, or are required to be, made in another form (due to local law requirements, in another form with respect to categories of Participants outside the United States).  The deductions are made as a percentage of the Participant’s Compensation in one percent (1%) increments not less than one percent (1%), nor greater than fifteen percent (15%) or such lower limit set by the Committee.  “Compensation” means base salary and regular hourly wages (including overtime and holiday pay), or in foreign jurisdictions, equivalent cash compensation; however, the Committee may at any time prior to the beginning of an Offering Period determine that for that and future Offering Periods, Compensation means base salary or regular hourly wages, bonuses, cash incentive compensation, sales or other commissions, overtime, shift premiums and/or draws against commissions (or in foreign jurisdictions, equivalent cash compensation).  For purposes of determining a Participant’s Compensation, any election by such Participant to reduce his or her regular cash remuneration under Sections 125 or 401(k) of the Code (or in foreign jurisdictions, equivalent salary deductions) will be treated as if the Participant did not make such election.  Payroll deductions shall commence (i) for the Initial Offering Period, on the first payday on or following the end of the Initial Offering Period Window (provided, however, the payroll deductions for each of the remaining payroll periods in the Initial Offering Period will not be increased by the amount of the payroll deductions that would have been made prior to end of the Initial Offering Period Window), and (ii) for subsequent Offering Periods, on the first payday following the beginning of any subsequent Offering Period, and in either case shall continue to the end of the applicable Offering Period unless sooner altered or terminated as provided in this Plan.  Notwithstanding the foregoing, the terms of any subplan may permit matching shares without the payment of any purchase price.

(b)                           Subject to Section 25 below and to the rules of the Committee, a Participant may decrease the rate of payroll deductions during an on-going Offering Period by filing with the Company and/or the Third Party Administrator a new authorization for payroll deductions, with the new rate to become effective as soon as reasonably practicable and continuing for the remainder of the Offering Period unless changed as described below.  A decrease in the rate of payroll deductions may be made once during an on-going Offering Period or more or less frequently under rules determined by the Committee.  An increase in the rate of payroll deductions may not be made with respect to an on-going Offering Period unless otherwise determined by the Committee.  A Participant may increase or decrease the rate of payroll deductions for any subsequent Offering Period by filing with the Company and/or the Third Party Administrator a new authorization for payroll deductions prior to the beginning of such Offering Period or such other time period as may be specified by the Committee.

(c)                            Subject to Section 25 below and to the rules of the Committee, a Participant may reduce his or her payroll deduction percentage to zero during an Offering Period by filing with the Company a request for cessation of payroll deductions, with such reduction to become effective as soon as reasonably practicable and after such reduction becomes effective, no further payroll deductions will be made for the duration of the Offering Period.  Payroll deductions credited to the Participant’s account prior to the effective date of the request will be used to purchase shares of Common Stock in accordance with Section (e) below.  A reduction of the payroll deduction percentage to zero will be treated as such Participant’s withdrawal from such Offering Period and the Plan, effective as of the day after the next Purchase Date following the filing date of such request with the Company.

(d)                           All payroll deductions made for a Participant are credited to his or her account under this Plan and are deposited with the general funds of the Company, and the Company will not be obligated to segregate such payroll deductions, except to the extent required to be segregated due to local legal restrictions outside the United States.  No interest accrues on the payroll deductions, except to the extent required due to local legal requirements outside the United States.  All payroll deductions received or held by the Company may be used by the Company for any corporate purpose, except to the extent necessary to comply with local legal requirements outside the United States.

(e)                            On each Purchase Date, so long as this Plan remains in effect and provided that the Participant has not submitted a signed and completed withdrawal form before that date which notifies the Company and/or the Third Party Administrator that the Participant wishes to withdraw from that Offering Period under this Plan and have all payroll deductions accumulated in the account maintained on behalf of the Participant as of that date returned to the Participant, the Company will apply the funds then in the Participant’s account to the purchase of whole shares of Common Stock reserved under the option granted to such Participant with respect to the Offering Period to the extent that such option is exercisable on the Purchase Date.  The Purchase Price will be as specified in Section 8 of this Plan.  Any amount remaining in a Participant’s account on a Purchase Date which is less than the amount necessary to purchase a full share of Common Stock will be carried forward into the next Purchase Period or Offering Period, as the case may be (except to the extent required due to local legal requirements outside the United States), or otherwise treated as determined by the Committee.  In the event that this Plan has been oversubscribed, all funds not used to purchase shares on the Purchase Date will be refunded to the Participant without interest (except to the extent required due to local legal requirements outside the United States).  No Common Stock will be purchased on a Purchase Date on behalf of any employee whose participation in this Plan has terminated prior to such Purchase Date (except to the extent required due to local legal requirements outside the United States).

(f)                             As promptly as practicable after the Purchase Date, the Company will issue shares for the Participant’s benefit representing the shares purchased upon exercise of his or her option.

(g)                            During a Participant’s lifetime, his or her option to purchase shares hereunder is exercisable only by him or her.  The Participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.

(h)                           To the extent required by applicable federal, state, local, or foreign law, a Participant will make arrangements satisfactory to the Company and the Participating Corporation employing the Participant for the satisfaction of any withholding tax obligations that arise in connection with the Plan.  The Company or any Participating Corporation, as applicable, may withhold, by any method permissible under applicable law, the amount necessary for the Company or any Participating Corporation, as applicable, to meet applicable withholding obligations, including up to the maximum permissible statutory rates and including any withholding required to make available to the Company or any Participating Corporation, as applicable, any tax deductions or benefits attributable to the sale or early disposition of shares of Common Stock by a Participant.  The Company will not be required to issue any shares of Common Stock under the Plan until such obligations are satisfied.

10.                               Limitations on Shares to be Purchased.

(a)                           No Participant will be entitled to purchase stock under any Offering Period at a rate which, when aggregated with such Participant’s rights to purchase stock under all other employee stock purchase plans of a Participating Company intended to meet the requirements of Section 423 of the Code, that are also outstanding in the same calendar year(s) (whether under other Offering Periods or other employee stock purchase plans of the Company, its Parent, and its Subsidiaries), exceeds $25,000 in Fair Market Value, determined as of the Offering Date (or such other limit as may be imposed by the Code) for each calendar year in which such Offering Period is in effect (the “Maximum Share Amount”).  The Company may automatically suspend the payroll deductions of any Participant as necessary to enforce such limit provided that when the Company automatically resumes such payroll deductions, the Company must apply the rate in effect immediately prior to such suspension.

(b)                           The Committee may, in its sole discretion, set a lower maximum number of shares which may be purchased by any Participant during any Offering Period than that determined under Section 10(a) above, which will then be the Maximum Share Amount for subsequent Offering Periods; provided, however, that in no event will a Participant be permitted to purchase more than Four Thousand (4,000) shares during any one Purchase Period or such greater or lesser number as the Committee may determine, irrespective of the Maximum Share Amount set forth in (a) and (b) hereof.  If a new Maximum Share Amount is set, then all Participants will be notified of such Maximum Share Amount prior to the commencement of the next Offering Period for which it is to be effective.  The Maximum Share Amount will continue to apply with respect to all succeeding Offering Periods unless revised by the Committee as set forth above.

(c)                            If the number of shares to be purchased on a Purchase Date by all Participants exceeds the number of shares then available for issuance under this Plan, then the Company will make a pro rata allocation of the remaining shares in as uniform a manner as will be reasonably practicable and as the Committee will determine to be equitable.  In such event, the Company will give written notice of such reduction of the number of shares to be purchased under a Participant’s option to each Participant affected.

(d)                           Any payroll deductions accumulated in a Participant’s account which are not used to purchase stock due to the limitations in this Section 10, and not covered by Section 9(e), will be returned to the Participant as soon as administratively practicable after the end of the applicable Purchase Period, without interest (except to the extent required due to local legal requirements outside the United States).

11.                               Withdrawal.

(a)                           Each Participant may withdraw from an Offering Period under this Plan pursuant to a method specified by the Company.  Such withdrawal may be elected at any time prior to the end of an Offering Period, or such other time period as specified by the Committee.  The Committee may set forth a deadline of when a withdrawal must occur to be effective prior to a given Purchase Date in accordance with policies it may approve from time to time.

(b)                           Upon withdrawal from this Plan, the accumulated payroll deductions will be returned to the withdrawn Participant, without interest (except to the extent required due to local legal requirements outside the United States), and his or her interest in this Plan will terminate.  In the event a Participant voluntarily elects to withdraw from this Plan, he or she may not resume his or her participation in this Plan during the same Offering Period, but he or she may participate in any Offering Period under this Plan which commences on a date subsequent to such withdrawal by filing a new authorization for payroll deductions in the same manner as set forth in Section 6 above for initial participation in this Plan.

(c)                            To the extent applicable, if the Fair Market Value on the first day of the current Offering Period in which a Participant is enrolled is higher than the Fair Market Value on the first day of any subsequent Offering Period, the Company will automatically enroll such Participant in the subsequent Offering Period.  Any funds accumulated in a Participant’s account prior to the first day of such subsequent Offering Period will be applied to the purchase of shares on the Purchase Date immediately prior to the first day of such subsequent Offering Period, if any.

12.                               Termination of Employment.  Termination of a Participant’s employment for any reason, including (but not limited to) retirement, death, disability, or the failure of a Participant to remain an eligible employee of the Company or of a Participating Corporation, or Participant’s employer no longer being a Participating Corporation, immediately terminates his or her participation in this Plan (except to the extent required due to local legal requirements outside the United States).  In such event, accumulated payroll deductions credited to the Participant’s account will be returned to him or her or, in the case of his or her death, to his or her legal representative, without interest (except to the extent required due to local legal requirements outside the United States).  For purposes of this Section 12, an employee will not be deemed to have terminated employment or failed to remain in the continuous employ of the Company or of a Participating Corporation in the case of sick leave, military leave, or any other leave of absence approved by the Company; provided that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute.  The Company will have sole discretion to determine whether a Participant has terminated employment and the effective date on which the Participant terminated employment, regardless of any notice period or garden leave required under local law.

13.                               Return of Payroll Deductions.  In the event a Participant’s interest in this Plan is terminated by withdrawal, termination of employment, or otherwise, or in the event this Plan is terminated by the Board, the Company will deliver to the Participant all accumulated payroll deductions credited to such Participant’s account.  No interest will accrue on the payroll deductions of a Participant in this Plan (except to the extent required due to local legal requirements outside the United States).

14.                               Capital Changes.  If the number of outstanding shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification, or similar change in the capital structure of the Company, without consideration, then the Committee will adjust the number and class of Common Stock that may be delivered under the Plan, the Purchase Price, and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised, and the numerical limits of Sections 1 and 10 will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and in compliance with applicable securities laws; provided that fractions of a share will not be issued.

15.                               Nonassignability.  Neither payroll deductions credited to a Participant’s account nor any rights with regard to the exercise of an option or to receive shares under this Plan may be assigned, transferred, pledged, or otherwise disposed of in any way (other than by will, pursuant to the laws of descent and distribution, or as provided in Section 22 below) by the Participant.  Any such attempt at assignment, transfer, pledge, or other disposition will be void and without effect.

16.                               Use of Participant Funds and Reports.  The Company may use all payroll deductions received or held by it under the Plan for any corporate purpose, and the Company will not be required to segregate Participant payroll deductions (except to the extent required due to local legal requirements outside the United States).  Until shares are issued, Participants will only have the rights of an unsecured creditor (except to the extent required due to local legal requirements outside the United States).  Each Participant will receive, or have access to, promptly after the end of each Purchase Period a report of his or her account setting forth the total payroll deductions accumulated, the number of shares purchased, the Purchase Price thereof, and the remaining cash balance, if any, carried forward or refunded, as determined by the Committee, to the next Purchase Period or Offering Period, as the case may be.

17.                               Notice of Disposition.  If Participant is subject to tax in the United States, Participant will notify the Company in writing if the Participant disposes of any of the shares purchased in any Offering Period pursuant to this Plan.  If such disposition occurs within two (2) years from the Offering Date or within one (1) year from the Purchase Date on which such shares were purchased, the Company may place a legend or legends on any certificate representing shares acquired pursuant to this Plan requesting the Company’s transfer agent to notify the Company of any transfer of the shares.  The obligation of the Participant to provide such notice will continue notwithstanding the placement of any such legend on the certificates.

18.                               No Rights to Continued Employment.  Neither this Plan nor the grant of any option hereunder will confer any right on any employee to remain in the employ of the Company or any Participating Corporation, or restrict the right of the Company or any Participating Corporation to terminate such employee’s employment.

19.                               Equal Rights And Privileges.  All eligible employees granted an option under this Plan that is intended to meet the Code Section 423 requirements will have equal rights and privileges with respect to this Plan or within any separate offering under the Plan so that this Plan qualifies as an “employee stock purchase plan” within the meaning of Section 423 or any successor provision of the Code and the related regulations.  Any provision of this Plan which is inconsistent with Section 423 or any successor provision of the Code will, without further act or amendment by the Company or the Committee, be reformed to comply with the requirements of Section 423 (unless such provision applies exclusively to options granted under the Plan that are not intended to comply with the Code Section 423 requirements).  This Section 19 will take precedence over all other provisions in this Plan.

20.                               Notices.  All notices or other communications by a Participant to the Company under or in connection with this Plan will be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

21.                               Term; Stockholder Approval.  This Plan will become effective on the Effective Date.  This Plan will be approved by the stockholders of the Company within twelve (12) months before or after the date this Plan is adopted by the Board.  No purchase of shares that are subject to such stockholder approval before becoming available under this Plan will occur prior to stockholder approval of such shares, and the Committee may delay any Purchase Date and postpone the commencement of any Offering Period subsequent to such Purchase Date as deemed necessary or desirable to obtain such approval (provided that if a Purchase Date would occur more than twenty-four (24) months after commencement of the Offering Period to which it relates, then such Purchase Date will not occur, and instead such Offering Period will terminate without the purchase of such shares and Participants in such Offering Period will be refunded their contributions without interest, unless the payment of interest is required under local laws).  This Plan will continue until the earlier to occur of (a) termination of this Plan by the Board (which termination may be effected by the Board at any time pursuant to Section 25 below), (b) issuance of all of the shares of Common Stock reserved for issuance under this Plan, or (c) the tenth anniversary of the first Purchase Date under the Plan.

22.                               Designation of Beneficiary.

(a)                           Unless otherwise determined by the Committee, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant’s account under this Plan in the event of such Participant’s death prior to a Purchase Date. Such form shall be valid only if it was filed with the Company at the prescribed location before the Participant’s death.

(b)                           If authorized by the Company, such designation of beneficiary may be changed by the Participant at any time by written notice filed with the Company at the prescribed location before the Participant’s death. In the event of the death of a Participant and in the absence of a beneficiary validly designated under this Plan who is living at the time of such Participant’s death, the Company shall deliver such cash to the executor or administrator of the estate of the Participant or to the legal heirs of the Participant.

23.                               Conditions Upon Issuance of Shares; Limitation on Sale of Shares.  Shares will not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto will comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or automated quotation system upon which the shares may then be listed, exchange control restrictions, securities law restrictions, or other applicable laws outside the United States, and will be further subject to the approval of counsel for the Company with respect to such compliance.  Shares may be held in trust or subject to further restrictions as permitted by any subplan.

24.                               Applicable Law.  The Plan will be governed by the substantive laws (excluding the conflict of laws rules) of the State of Delaware.

25.                               Amendment or Termination.  The Committee, in its sole discretion, may amend, suspend, or terminate the Plan, or any part thereof, at any time and for any reason. If the Plan is terminated, the Committee, in its discretion, may elect to terminate all outstanding Offering Periods either immediately or upon completion of the purchase of shares of Common Stock on the next Purchase Date (which may be sooner than originally scheduled, if determined by the Committee in its discretion), or may elect to permit

Offering Periods to expire in accordance with their terms (and subject to any adjustment pursuant to Section 14). If an Offering Period is terminated prior to its previously-scheduled expiration, all amounts then credited to Participants’ accounts for such Offering Period, which have not been used to purchase shares of Common Stock, will be returned to those Participants (without interest thereon, except as otherwise required under local laws) as soon as administratively practicable. Further, the Committee will be entitled to establish rules to change the Purchase Periods and Offering Periods, limit the frequency and/or number of changes in the amount contributed during a Purchase Period or an Offering Period, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the administration of the Plan, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts contributed from the Participant’s Compensation, and establish such other limitations or procedures as the Committee determines in its sole discretion advisable which are consistent with the Plan. Such actions will not require stockholder approval or the consent of any Participants.  However, no amendment will be made without approval of the stockholders of the Company (obtained in accordance with Section 21 above) within twelve (12) months of the adoption of such amendment (or earlier if required by Section 21) if such amendment would (a) increase the number of shares that may be issued under this Plan or (b) change the designation of the employees (or class of employees) eligible for participation in this Plan.  In addition, in the event the Committee determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Committee may, in its discretion and, to the extent necessary or desirable, modify, amend, or terminate the Plan to reduce or eliminate such accounting consequences including, but not limited to:  (a) amending the definition of compensation, including with respect to an Offering Period underway at the time; (b) altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price; (c) shortening any Offering Period by setting a Purchase Date, including an Offering Period underway at the time of the Committee action; (d) reducing the maximum percentage of compensation a Participant may elect to set aside as payroll deductions; and (e) reducing the maximum number of shares of Common Stock a Participant may purchase during any Offering Period.  Such modifications or amendments will not require approval of the stockholders of the Company or the consent of any Participants.

26.                               Corporate Transactions.  In the event of a Corporate Transaction (as defined below), each outstanding right to purchase Common Stock will be assumed or an equivalent option substituted by the successor corporation or a parent or a subsidiary of the successor corporation.  In the event that the successor corporation refuses to assume or substitute for the purchase right, the Offering Period with respect to which such purchase right relates will be shortened by setting a new Purchase Date (the “New Purchase Date”) and will end on the New Purchase Date.  The New Purchase Date will occur on or prior to the consummation of the Corporate Transaction, and the Plan will terminate on the consummation of the Corporate Transaction.

27.                               Definitions.

(a)                           “Affiliate” means any entity, other than a Subsidiary or Parent, (i) that, directly or indirectly, is controlled by, controls or is under common control with, the Company and (ii) in which the Company has a significant equity interest, in either case as determined by the Committee, whether now or hereafter existing.

(b)                           “Board” means the Board of Directors of the Company.

(c)                            “Code” means the U.S. Internal Revenue Code of 1986, as amended.

(d)                           “Common Stock” means the common stock of the Company.

(e)                            “Corporate Transaction” means the occurrence of any of the following events: (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities; (ii) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; or (iii) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

(f)                             “Effective Date” means the date on which the Registration Statement covering the initial public offering of shares of Common Stock is declared effective by the U.S. Securities and Exchange Commission.

(g)                            “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

(h)                           “Fair Market Value” means, as of any date, the value of a share of Common Stock, determined as follows:

(i)                               if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(ii)                            if such Common Stock is publicly traded but is neither listed nor admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(iii)                         if such Common Stock is publicly traded but is neither quoted on the Nasdaq Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(iv)                        with respect to the Initial Offering Period, Fair Market Value on the Offering Date shall be the price at which shares of Common Stock are offered to the public pursuant to the Registration Statement covering the initial public offering of the shares of Common Stock; and]

(v)                           if none of the foregoing is applicable, by the Committee in good faith.

(i)                               “Offering Date” means the first Trading Day of each Offering Period; however, for the Initial Offering Period the Offering Date will be the Effective Date.

(j)                              “Offering Period” means a period with respect to which the right to purchase Common Stock may be granted under the Plan, as determined by the Committee pursuant to Section 5(a).

(k)                           “Parent” will have the same meaning as “parent corporation” in Sections 424(e) and 424(f) of the Code.

(l)                               “Participant” means an eligible employee who meets the eligibility requirements set forth in Section 4 and who is either automatically enrolled in the Initial Offering Period or who elects to participate in this Plan, subject and pursuant to Section 6.

(m)                       “Participating Corporation” means any Parent, Subsidiary or Affiliate that the Board designates from time to time as a corporation that will participate in this Plan.

(n)                           “Plan” means this Passage BIO, Inc., 2020 Employee Stock Purchase Plan.

(o)                           “Purchase Date” means the last Trading Day of each Purchase Period.

(p)                           “Purchase Period” means a period during which contributions may be made toward the purchase of Common Stock under the Plan, as determined by the Committee pursuant to Section 5(b).

(q)                           “Purchase Price” means the price at which Participants may purchase a share of Common Stock under the Plan, as determined pursuant to Section 8.

(r)                              “Securities Act” means the U.S. Securities Act of 1933, as amended.

(s)                             “Subsidiary” will have the same meaning as “subsidiary corporation” in Sections 424(e) and 424(f) of the Code.

(t)                              “Trading Day” means a day on which the national stock exchange upon which the Common Stock is listed is open for trading.

PASSAGE BIO, INC. (THE “COMPANY”)	INITIAL OFFERING PERIOD
2020 EMPLOYEE STOCK PURCHASE PLAN (“ESPP”)	CONFIRMATION & CHANGE FORM AND AGREEMENT
Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the ESPP.	(THE “AGREEMENT”)

SECTION 1: ACTIONS	CHECK DESIRED ACTION:	AND COMPLETE SECTIONS:
	☐ Confirm / Change Contribution Percentage	2 + 4 + 19
	☐ Withdraw from ESPP	2 + 5 + 19

SECTION 2:	Name:
PERSONAL DATA	Home Address:

Social Security No. or Employee ID No.:

SECTION 3: ENROLLMENT CONFIRMED

I understand that I have been automatically enrolled in the ESPP, and I hereby elect to continue to participate in the ESPP. I understand that my enrollment was effective at the beginning of the Initial Offering Period and as a result of that enrollment I am electing to purchase shares of the common stock of the Company pursuant to the ESPP. I understand that the stock certificate(s) for the Shares purchased on my behalf will be issued in street name and deposited directly into my brokerage account at the Company’s captive broker. I hereby agree to take all steps, and sign all forms, required to establish an account with the Company’s captive broker for this purpose.

My participation will continue as long as the Company offers the ESPP and I remain eligible, unless I withdraw from the ESPP by filing a new Enrollment/Change Form with the Company. I understand that I must notify the Company of any disposition of Shares purchased under the ESPP.

SECTION 4: CHANGE CONTRIBUTION PERCENTAGE

I understand that I am currently enrolled in the ESPP at a contribution of 15% of my Compensation (as defined in the ESPP).

I hereby authorize the Company to either (a) continue the automatic enrollment at the 15% contribution level, or (b) continue the automatic enrollment but decrease the contribution level, in either case, by withholding from each of my paychecks such amount as is necessary to equal at the end of the applicable Offering Period the percentage of my Compensation (as defined in the ESPP) paid to me during such Offering Period (following the Initial Offering Period Window) as indicated below, so long as I continue to participate in the ESPP. The percentage must be a whole number (from 1% up to a maximum of 14%).

☐-continue my contribution at 15%

☐-decrease my contribution percentage to      % (must be a whole number from 1% up to a maximum of 14%).

SECTION 5: WITHDRAW

DO NOT CHECK ANY OF THE BOXES BELOW IF YOU WISH TO CONTINUE TO PARTICIPATE IN THE ESPP

☐-I understand that my enrollment in the ESPP was effective at the beginning of the Initial Offering Period. I hereby elect to withdraw from, and discontinue my participation in, the ESPP, effective as soon as reasonably practicable after this form is received by the Company. Accumulated contributions will be returned to me without interest (except to the extent required due to local legal requirements outside the United States), pursuant to Section 11 of the ESPP.

Note: No contributions will be made if you elect to withdraw of the ESPP. I understand that I cannot resume participation until the start of the next Offering Period and must timely file a new enrollment form to do so.

SECTION 6: ELECTRONIC DELIVERY AND ACCEPTANCE

The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the ESPP by electronic means. I hereby consent to receive such documents by electronic delivery and agree to participate in the ESPP through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

SECTION 7: NO ADVICE REGARDING PARTICIPATION

The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding my participation in the ESPP or my acquisition or sale of Shares. I acknowledge, understand and agree that I should consult with my own personal tax, legal and financial advisors regarding my participation in the ESPP before taking any action related to the ESPP.

SECTION 8: APPENDIX

Notwithstanding any provisions of the Agreement, my participation in the ESPP will be subject to any special terms and conditions set forth in the appendix to this Agreement for employees outside the United States (if any) (the “Appendix”). Moreover, if I relocate to one of the countries included in the Appendix, the special terms and conditions for such country will apply to me, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Appendix constitutes part of the Agreement.

SECTION 9: TERMINATION, MODIFICATION AND IMPOSITION OF OTHER REQUIREMENTS

The Company, at its option, may elect to terminate, suspend or modify the terms of the ESPP at any time, to the extent permitted by the ESPP. I agree to be bound by such termination, suspension or modification regardless of whether notice is given to me of such event, subject in any case to my right to timely withdraw from the ESPP in accordance with the ESPP withdrawal procedures then in effect. The Company reserves the right to impose other requirements on my participation in the ESPP, to the extent the Company determines it is necessary or advisable for legal or administrative reasons and to require me to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

SECTION 10: SEVERABILITY

If one or more provisions of this Agreement are held to be unenforceable under applicable law, then such provision will be enforced to the maximum extent possible given the intent of the parties hereto. If such clause or provision cannot be so enforced, then (i) such provision will be excluded from the Agreement, (ii) the balance of the Agreement will be interpreted as if such provision were so excluded and (iii) the balance of the Agreement will be enforceable in accordance with its terms.

SECTION 11: WAIVER

I acknowledge that a waiver by the Company of breach of any provision of the Agreement shall not operate or be construed as a waiver of any other provision of the Agreement, or any subsequent breach by any Participant.

SECTION 12: GOVERNING LAW AND VENUE

The Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto will be governed, construed and interpreted in accordance with the substantive laws of the State of Delaware, without giving effect to such state’s conflict of laws rules. Any and all disputes relating to, concerning or arising from the Agreement, or relating to, concerning or arising from the relationship between the parties evidenced by the ESPP or this Agreement, will be brought and heard exclusively in the United States District Court for the District of Eastern Pennsylvania or any state court of Pennsylvania sitting in the County of Philadelphia. Each of the parties hereby (i) represents and agrees that such party is subject to the personal jurisdiction of said courts; (ii) irrevocably consents to the jurisdiction of such courts in any legal or equitable proceedings related to, concerning or arising from such dispute; and (iii) waives, to the fullest extent permitted by law, any objection which such party may now or hereafter have that the laying of the venue of any legal or equitable proceedings related to, concerning or arising from such dispute which is brought in such courts is improper or that such proceedings have been brought in an inconvenient forum.

SECTION 13: RESPONSIBILITY FOR TAXES

I acknowledge that, regardless of any action taken by the Company or the Parent or Subsidiary employing me (the “Employer”), the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax related items related to my participation in the ESPP and legally applicable to me (“Tax-Related Items”) is and remains my responsibility and may exceed the amount withheld by the Company or the Employer, if any. I further acknowledge that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the purchase rights granted pursuant to the ESPP, including, but not limited to, the purchase of Shares, the subsequent sale of Shares acquired pursuant to such purchase and the receipt of any dividends (if any); and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of my participation to reduce or eliminate my liability for Tax-Related Items or achieve any particular tax result. Further, if I am subject to Tax-Related Items in more than one jurisdiction, I acknowledge that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

Prior to any relevant taxable or tax withholding event, as applicable, I agree to make arrangements satisfactory to the Company and/or the Employer to fulfill all Tax-Related Items. In this regard, I authorize the Company and/or the Employer, or their respective agents, at their discretion, to satisfy any withholding obligations for Tax-Related Items by one or a combination of the following:

a.              withholding from my wages or other cash compensation paid to me by the Company and/or the Employer or any Parent or Subsidiary;

b.              withholding from proceeds of the sale of Shares acquired upon purchase either through a voluntary sale or through a mandatory sale arranged by the Company (on my behalf pursuant to this authorization and without further consent);

c.               my payment of a cash amount (including by check representing readily available funds or a wire transfer) to the Company or Employer; or

d.              any other arrangement approved by the Committee and permitted under applicable law,

all under such rules as may be established by the Committee and in compliance with the Company’s Insider Trading Policy and 10b5-1 Trading Plan Policy, if applicable.

Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering applicable statutory withholding rates or other applicable withholding rates, including up to the maximum permissible statutory rate for my tax jurisdiction(s) in which case I will have no entitlement to the equivalent amount in Shares and may receive a refund of any over-withheld amount in cash in accordance with applicable law.

Finally, I agree to pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of my participation in the ESPP that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the Shares or the proceeds of the sale of Shares, if I fail to comply with my obligations in connection with the Tax-Related Items.

SECTION 14: NATURE OF GRANT

By enrolling and participating in the ESPP, I acknowledge, understand and agree that:

a.              the ESPP is established voluntarily by the Company and it is discretionary in nature;

b.              all decisions with respect to future offers to participate in the ESPP, if any, will be at the sole discretion of the Committee;

c.               I am voluntarily participating in the ESPP;

d.              the purchase rights and Shares subject to the purchase rights, and the income from and value of same, are not intended to replace any pension rights or compensation;

e.               the purchase rights and the Shares subject to the purchase rights, and the income from and value of same, are not part of normal or expected compensation for any purpose, including, but not limited to calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;

f.                unless otherwise agreed with the Company, the purchase rights and the Shares subject to the purchase rights, and the income from and value of same, are not granted as consideration for or in connection with the service I may provide as a director of any parent or Subsidiary; and

g.               neither the Company, the Employer nor any Parent or Subsidiary will be liable for any foreign exchange rate fluctuation between my local currency and the United States Dollar that may affect the value of the purchase rights or of any amounts due to me pursuant to purchase or sale of Shares under the ESPP.

SECTION 15: DATA PRIVACY

I hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of my personal data as described in the Agreement and any other grant materials by and among, as applicable, the Employer, the Company and any Parent or Subsidiary for the exclusive purpose of implementing, administering and managing my participation in the ESPP.

I understand that the Company and the Employer may hold certain personal information about me, including, but not limited to, my name, home address, email address and telephone number, date of birth, social insurance number, passport number or other identification number (e.g., resident registration number), salary, nationality, job title, any shares of stock or directorships held in the Company, details of all purchase rights or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in my favor (“Data”), for the exclusive purpose of implementing, administering and managing the ESPP.

I understand that Data will be transferred to [Name of Broker/Platform], or other third party (“Online Administrator”) and its affiliated companies or such other stock plan service provider as may be designated by the Company from time to time, which is assisting the Company with the implementation, administration and management of the ESPP. I understand that the recipients of Data may be located in the United States or elsewhere, and that the recipients’ country may have different data privacy laws and protections than my country. I understand that if I reside outside the United States, I may request a list with the names and addresses of any potential recipients of Data by contacting my local human resources representative. I authorize the Company, Online Administrator, or such other stock plan service provider as may be designated by the Company from time to time, and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the ESPP to receive, possess, use, retain and transfer Data, in electronic or other form, for the sole purpose of implementing, administering and managing my participation in the ESPP. I understand that Data will be held only as long as is necessary to implement, administer and manage my participation in the ESPP. I understand if I reside outside the United States, I may, at any time, view Data, request information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting my local human resources representative. Further, I understand that I am providing the consents herein on a purely voluntary basis. If I do not consent, or if I later seek to revoke my consent, my employment status or service with the Employer will not be affected; the only consequence of refusing or withdrawing my consent is that the Company would not be able to grant purchase rights or other equity awards to me or administer or maintain such awards. Therefore, I understand that refusing or withdrawing my consent may affect my ability to participate in the ESPP. For more information on the consequences of my refusal to consent or withdrawal of consent, I understand that I may contact my local human resources representative.

Finally, upon request of the Company or the Employer, I agree to provide an executed data privacy consent form (or any other agreements or consents) that the Company or the Employer may deem necessary to obtain from me for the purpose of administering my participation in the ESPP in compliance with the data privacy laws in my country, either now or in the future. I understand and agree that I will not be able to participate in the ESPP if I fail to provide any such consent or agreement requested by the Company and/or the Employer.

SECTION 16: INSIDER TRADING RESTRICTIONS/MARKET ABUSE LAWS

I acknowledge that, depending on my country of residence, the broker’s country, or the country in which the Shares are listed, I may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions, which may affect my ability to directly or indirectly, accept, acquire, sell or attempt to sell or otherwise dispose of Shares, or rights to Shares (e.g., purchase rights), or rights linked to the value of Shares, during such times as I am considered to have “inside information” regarding the Company (as defined by the laws or regulations in the applicable jurisdiction). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders I placed before possessing the inside information. Furthermore, I may be prohibited from (i) disclosing the inside information to any third party, including fellow employees (other than on a “need to know” basis) and (ii) “tipping” third parties or causing them to otherwise buy or sell securities. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. I acknowledge that it is my responsibility to comply with any applicable restrictions and understand that I should consult my personal legal advisor on such matters. In addition, I acknowledge having read the Company’s Insider Trading Policy, and agree to comply with such policy, as it may be amended from time to time, whenever I acquire or dispose of the Company’s securities.

SECTION 17: FOREIGN ASSET/ACCOUNT, EXCHANGE CONTROL AND TAX REPORTING

I may be subject to foreign asset/account, exchange control and/or tax reporting requirements as a result of the acquisition, holding and/or transfer of Shares or cash resulting from my participation in the ESPP. I may be required to report such accounts, assets, the balances therein, the value thereof and/or the transactions related thereto to the applicable authorities in my country and/or to repatriate funds received in connection with the ESPP within certain time limits or according to specified procedures. I acknowledge that I am responsible for ensuring compliance with any applicable foreign asset/account, exchange control and tax reporting requirements and should consult my personal legal and tax advisors on such matters.

SECTION 18: LANGUAGE

I acknowledge that I am sufficiently proficient in English to understand the terms and conditions of the Agreement and the ESPP. Furthermore, if I have received this Agreement, or any other document related to the purchase rights and/or the ESPP translated into a language other than English and if the meaning of the translated version is different from the English version, the English version will control.

SECTION 19: ACKNOWLEDGMENT AND SIGNATURE

I acknowledge that I have received and read a copy of the ESPP Prospectus (which summarizes the features of the ESPP). My signature below (or my clicking on the Accept box if this is an electronic form) indicates that I hereby agree to be bound by the terms of the ESPP.

	Signature:	Date:

APPENDIX

PASSAGE BIO, INC.

2020 EMPLOYEE STOCK PURCHASE PLAN

INITIAL OFFERING PERIOD GLOBAL ENROLLMENT CONFIRMATION FORM AND AGREEMENT

COUNTRY SPECIFIC PROVISIONS FOR EMPLOYEES OUTSIDE THE U.S.

Not applicable.

PASSAGE BIO, INC. (THE “COMPANY”) 2020 EMPLOYEE STOCK PURCHASE PLAN (“ESPP”) Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the ESPP.	GLOBAL ENROLLMENT/CHANGE FORM AND AGREEMENT (THE “AGREEMENT”)

SECTION 1: ACTIONS	CHECK DESIRED ACTION: ☐ Enroll in the ESPP ☐ Change Contribution Percentage (for next Offering Period) ☐ Withdraw from ESPP	AND COMPLETE SECTIONS: 2 + 3 + 4 + 19 2 + 4 + 19 2 + 5 + 19

SECTION 2:	Name:
PERSONAL DATA	Home Address:

Social Security No. or Employee ID No.:

SECTION 3: ENROLL

☐                                    I hereby elect to participate in the ESPP, effective at the beginning of the next Offering Period.  I elect to purchase shares of the common stock of the Company pursuant to the ESPP.  I understand that the stock certificate(s) for the Shares purchased on my behalf will be issued in street name and deposited directly into my brokerage account at the Company’s captive broker.  I hereby agree to take all steps, and sign all forms, required to establish an account with the Company’s captive broker for this purpose.

My participation will continue as long as the Company offers the ESPP and I remain eligible, unless I withdraw from the ESPP by filing a new Enrollment/Change Form with the Company.  I understand that I must notify the Company of any disposition of Shares purchased under the ESPP.

SECTION 4: ELECT/CHANGE CONTRIBUTION PERCENTAGE

I hereby authorize the Company to withhold from each of my paychecks such amount as is necessary to equal at the end of the applicable Offering Period the percentage of my Compensation (as defined in the ESPP) paid to me during such Offering Period as indicated below, so long as I continue to participate in the ESPP.  The percentage must be a whole number (from 1% up to a maximum of 15%). This change will be effective for the Next Offering Period.

Designated contribution percentage:       %

If this is a change to my current enrollment, this represents an ☐ increase ☐ decrease to my contribution percentage.

Note:                  You may not increase your contributions at any time within an ongoing Offering Period.  An increase in your contribution percentage can only take effect with the next Offering Period.  You may decrease your Contribution percentage to a percentage other than 0% only once within an ongoing Offering Period to be effective during that Offering Period. If you decrease your percentage to 0%, any previously accumulated contributions will be used to purchase shares on the next Purchase Date pursuant to Section 9 of the ESPP.  A change will become effective as soon as reasonably practicable after the form is received by the Company.

SECTION 5: WITHDRAW FROM PLAN

DO NOT CHECK ANY OF THE BOXES BELOW IF YOU WISH TO CONTINUE TO PARTICIPATE IN THE ESPP

☐                 I hereby elect to withdraw from, and discontinue my participation in, the ESPP, effective as soon as reasonably practicable after this form is received by the Company.  Accumulated contributions will be returned to me without interest (except to the extent required due to local legal requirements outside the United States), pursuant to Section 11 of the ESPP.

Note:                  I understand that I cannot resume participation until the start of the next Offering Period and must timely file a new enrollment form to do so.

SECTION 6: ELECTRONIC DELIVERY AND ACCEPTANCE

The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the ESPP by electronic means.  I hereby consent to receive such documents by electronic delivery and agree to participate in the ESPP through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

SECTION 7: NO ADVICE REGARDING PARTICIPATION

The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding my participation in the ESPP or my acquisition or sale of Shares. I acknowledge, understand and agree that I should consult with my own personal tax, legal and financial advisors regarding my participation in the ESPP before taking any action related to the ESPP.

SECTION 8: APPENDIX

Notwithstanding any provisions of the Agreement, my participation in the ESPP will be subject to any special terms and conditions set forth in the appendix to this Agreement for employees outside the United States (if any) (the “Appendix”).  Moreover, if I relocate to one of the countries included in the Appendix, the special terms and conditions for such country will apply to me, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons.  The Appendix constitutes part of the Agreement.

SECTION 9: TERMINATION, MODIFICATION AND IMPOSITION OF OTHER REQUIREMENTS

The Company, at its option, may elect to terminate, suspend or modify the terms of the ESPP at any time, to the extent permitted by the ESPP.  I agree to be bound by such termination, suspension or modification regardless of whether notice is given to me of such event, subject in any case to my right to timely withdraw from the ESPP in accordance with the ESPP withdrawal procedures then in effect.  The Company reserves the right to impose other requirements on my participation in the ESPP, to the extent the Company determines it is necessary or advisable for legal or administrative reasons and to require me to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

SECTION 10: SEVERABILITY

If one or more provisions of this Agreement are held to be unenforceable under applicable law, then such provision will be enforced to the maximum extent possible given the intent of the parties hereto.  If such clause or provision cannot be so enforced, then (i) such provision will be excluded from the Agreement, (ii) the balance of the Agreement will be interpreted as if such provision were so excluded and (iii) the balance of the Agreement will be enforceable in accordance with its terms.

SECTION 11: WAIVER

I acknowledge that a waiver by the Company of breach of any provision of the Agreement shall not operate or be construed as a waiver of any other provision of the Agreement, or any subsequent breach by any Participant.

SECTION 12: GOVERNING LAW AND VENUE

The Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto will be governed, construed and interpreted in accordance with the substantive laws of the State of Delaware, without giving effect to such state’s conflict of laws rules. Any and all disputes relating to, concerning or arising from the Agreement, or relating to, concerning or arising from the relationship between the parties evidenced by the ESPP or this Agreement, will be brought and heard exclusively in the United States District Court for the District of Eastern Pennsylvania or in any state court of Pennsylvania sitting in the County of Philadelphia. Each of the parties hereby (i) represents and agrees that such party is subject to the personal jurisdiction of said courts; (ii) irrevocably consents to the jurisdiction of such courts in any legal or equitable proceedings related to, concerning or arising from such dispute, and (iii) waives, to the fullest extent permitted by law, any objection which such party may now or hereafter have that the laying of the venue of any legal or equitable proceedings related to, concerning or arising from such dispute which is brought in such courts is improper or that such proceedings have been brought in an inconvenient forum.

SECTION 13: RESPONSIBILITY FOR TAXES

I acknowledge that, regardless of any action taken by the Company or the Parent or Subsidiary employing me (the “Employer”), the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax related items related to my participation in the ESPP and legally applicable to me (“Tax-Related Items”) is and remains my responsibility and may exceed the amount withheld by the Company or the Employer, if any.  I further acknowledge that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the purchase rights granted pursuant to the ESPP, including, but not limited to, the purchase of Shares, the subsequent sale of Shares acquired pursuant to such purchase and the receipt of any dividends (if any); and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of my participation to reduce or eliminate my liability for Tax-Related Items or achieve any particular tax result.  Further, if I am subject to Tax-Related Items in more than one jurisdiction, I acknowledge that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

Prior to any relevant taxable or tax withholding event, as applicable, I agree to make arrangements satisfactory to the Company and/or the Employer to fulfill all Tax-Related Items.  In this regard, I authorize the Company and/or the Employer, or their respective agents, at their discretion, to satisfy any withholding obligations for Tax-Related Items by one or a combination of the following:

a.              withholding from my wages or other cash compensation paid to me by the Company and/or the Employer or any Parent or Subsidiary;

b.              withholding from proceeds of the sale of Shares acquired upon purchase either through a voluntary sale or through a mandatory sale arranged by the Company (on my behalf pursuant to this authorization and without further consent);

c.               my payment of a cash amount (including by check representing readily available funds or a wire transfer) to the Company or Employer; or

d.              any other arrangement approved by the Committee and permitted under applicable law,

all under such rules as may be established by the Committee and in compliance with the Company’s Insider Trading Policy and 10b5-1 Trading Plan Policy, if applicable.

Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering applicable statutory withholding rates or other applicable withholding rates, including up to the maximum permissible statutory rate for my tax jurisdiction(s) in which case I will have no entitlement to the equivalent amount in Shares and may receive a refund of any over-withheld amount in cash in accordance with applicable law.

Finally, I agree to pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of my participation in the ESPP that cannot be satisfied by the means previously described.  The Company may refuse to issue or deliver the Shares or the proceeds of the sale of Shares, if I fail to comply with my obligations in connection with the Tax-Related Items.

SECTION 14: NATURE OF GRANT

By enrolling and participating in the ESPP, I acknowledge, understand and agree that:

a.              the ESPP is established voluntarily by the Company and it is discretionary in nature;

b.              all decisions with respect to future offers to participate in the ESPP, if any, will be at the sole discretion of the Committee;

c.               I am voluntarily participating in the ESPP;

d.              the purchase rights and Shares subject to the purchase rights, and the income from and value of same, are not intended to replace any pension rights or compensation;

e.               the purchase rights and the Shares subject to the purchase rights, and the income from and value of same, are not part of normal or expected compensation for any purpose, including, but not limited to calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;

f.                unless otherwise agreed with the Company, the purchase rights and the Shares subject to the purchase rights, and the income from and value of same, are not granted as consideration for or in connection with the service I may provide as a director of any parent or Subsidiary; and

g.               neither the Company, the Employer nor any Parent or Subsidiary will be liable for any foreign exchange rate fluctuation between my local currency and the United States Dollar that may affect the value of the purchase rights or of any amounts due to me pursuant to purchase or sale of Shares under the ESPP.

SECTION 15: DATA PRIVACY

I hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of my personal data as described in the Agreement and any other grant materials by and among, as applicable, the Employer, the Company and any Parent or Subsidiary for the exclusive purpose of implementing, administering and managing my participation in the ESPP.

I understand that the Company and the Employer may hold certain personal information about me, including, but not limited to, my name, home address, email address and telephone number, date of birth, social insurance number, passport number or other identification number (e.g., resident registration number), salary, nationality, job title, any shares of stock or directorships held in the Company, details of all purchase rights or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in my favor (“Data”), for the exclusive purpose of implementing, administering and managing the ESPP.

I understand that Data will be transferred to [Name of Broker/Platform], or other third party (“Online Administrator”) and its affiliated companies or such other stock plan service provider as may be designated by the Company from time to time, which is assisting the Company with the implementation, administration and management of the ESPP.  I understand that the recipients of Data may be located in the United States or elsewhere, and that the recipients’ country may have different data privacy laws and protections than my country.  I understand that if I reside outside the United States, I may request a list with the names and addresses of any potential recipients of Data by contacting my local human resources representative.  I authorize the Company, Online Administrator, or such other stock plan service provider as may be designated by the Company from time to time, and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the ESPP to receive, possess, use, retain and transfer Data, in electronic or other form, for the sole purpose of implementing, administering and managing my participation in the ESPP.  I understand that Data will be held only as long as is necessary to implement, administer and manage my participation in the ESPP.  I understand if I reside outside the United States, I may, at any time, view Data, request information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting my local human resources representative.  Further, I understand that I am providing the consents herein on a purely voluntary basis.  If I do not consent, or if I later seek to revoke my consent, my employment status or service with the Employer will not be affected; the only consequence of refusing or withdrawing my consent is that the Company would not be able to grant purchase rights or other equity awards to me or administer or maintain such awards.  Therefore, I understand that refusing or withdrawing my consent may affect my ability to participate in the ESPP.  For more information on the consequences of my refusal to consent or withdrawal of consent, I understand that I may contact my local human resources representative.

Finally, upon request of the Company or the Employer, I agree to provide an executed data privacy consent form (or any other agreements or consents) that the Company or the Employer may deem necessary to obtain from me for the purpose of administering my participation in the ESPP in compliance with the data privacy laws in my country, either now or in the future.  I understand and agree that I will not be able to participate in the ESPP if I fail to provide any such consent or agreement requested by the Company and/or the Employer.

SECTION 16: INSIDER TRADING RESTRICTIONS/MARKET ABUSE LAWS

I acknowledge that, depending on my country of residence, the broker’s country, or the country in which the Shares are listed, I may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions, which may affect my ability to directly or indirectly, accept, acquire, sell or attempt to sell or otherwise dispose of Shares, or rights to Shares (e.g., purchase rights), or rights linked to the value of Shares, during such times as I am considered to have “inside information” regarding the Company (as defined by the laws or regulations in the applicable jurisdiction).  Local insider trading laws and regulations may prohibit the cancellation or amendment of orders I placed before possessing the inside information.  Furthermore, I may be prohibited from (i) disclosing the inside information to any third party, including fellow employees (other than on a “need to know” basis) and (ii) “tipping” third parties or causing them to otherwise buy or sell securities.  Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy.  I acknowledge that it is my responsibility to comply with any applicable restrictions and understand that I should consult my personal legal advisor on such matters. In addition, I acknowledge having read the Company’s Insider Trading Policy, and agree to comply with such policy, as it may be amended from time to time, whenever I acquire or dispose of the Company’s securities.

SECTION 17: FOREIGN ASSET/ACCOUNT, EXCHANGE CONTROL AND TAX REPORTING

I may be subject to foreign asset/account, exchange control and/or tax reporting requirements as a result of the acquisition, holding and/or transfer of Shares or cash resulting from my participation in the ESPP.  I may be required to report such accounts, assets, the balances therein, the value thereof and/or the transactions related thereto to the applicable authorities in my country and/or to repatriate funds received in connection with the ESPP within certain time limits or according to specified procedures.  I acknowledge that I am responsible for ensuring compliance with any applicable foreign asset/account, exchange control and tax reporting requirements and should consult my personal legal and tax advisors on such matters.

SECTION 18: LANGUAGE

I acknowledge that I am sufficiently proficient in English to understand the terms and conditions of the Agreement and the ESPP.  Furthermore, if I have received this Agreement, or any other document related to the purchase rights and/or the ESPP translated into a language other than English and if the meaning of the translated version is different from the English version, the English version will control.

SECTION 19: ACKNOWLEDGMENT AND SIGNATURE

I acknowledge that I have received and read a copy of the ESPP Prospectus (which summarizes the features of the ESPP).  My signature below (or my clicking on the Accept box if this is an electronic form) indicates that I hereby agree to be bound by the terms of the ESPP.

	Signature:	Date:

APPENDIX

PASSAGE BIO, INC. 2020 EMPLOYEE STOCK PURCHASE PLAN

GLOBAL ENROLLMENT/CHANGE FORM AND AGREEMENT

COUNTRY SPECIFIC PROVISIONS FOR EMPLOYEES OUTSIDE THE U.S.

Not applicable.